The Advisors’ Inner Circle Fund III

(The “TRUSt”)

SouthernSun Small Cap Fund

(the “Fund”)

Supplement dated December 27, 2021 to:

•	the Fund’s Summary Prospectus (the “Summary Prospectus”), dated February 23, 2021, as supplemented June 30, 2021;
•	the Fund’s Prospectus (the “Prospectus”), dated January 28, 2021, as supplemented February 23, 2021 and June 30, 2021; and
•	the Fund’s Statement of Additional Information (the “SAI”), dated January 28, 2021, as supplemented February 23, 2021 and June 30, 2021.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Effective February 1, 2022 (the “Effective Date”), the changes set forth below are made to the Fund’s contractual expense limit. These changes include (i) an increase in the level at which SouthernSun Asset Management, LLC (“SouthernSun” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to cap the Fund’s total annual Fund operating expenses (excluding certain expenses set forth below) from 1.01% to 1.25% of the average daily net assets of the Fund; and (ii) changes to the list of expenses that will be excluded from the Fund’s contractual expense limit.

	Current	New
Contractual Expense Limit	The Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding distribution and/or service (12b-1) fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.01% of the Fund’s average daily net assets until January 31, 2022.	The Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding distribution and/or service (12b-1) fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, dividend and interest expenses on securities sold short, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.25% of the Fund’s average daily net assets until January 31, 2023.

Accordingly, as of the Effective Date, the Fund’s Summary Prospectus, Prospectus and SAI are hereby amended and supplemented as follows:

1. In the “Fund Fees and Expenses” section of the Summary Prospectus and the Prospectus, the “Annual Fund Operating Expenses” table and the “Example” are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees		0.75%		0.75%
Distribution and/or Service (12b-1) Fees		0.25%		None
Other Expenses		0.30%		0.29%
Shareholder Servicing Fees	0.09%		0.09%
Other Operating Expenses	0.21%		0.20%
Total Annual Fund Operating Expenses[1]		1.30%		1.04%

1	SouthernSun Asset Management, LLC (“SouthernSun” or the “Adviser”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Distribution and/or Service (12b-1) Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, dividend and interest expenses on securities sold short, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.25% of the Fund’s average daily net assets until January 31, 2023 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2023.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$132	$412	$713	$1,568
Class I Shares	$106	$331	$574	$1,271

2. In the “Investment Adviser” section of the Prospectus and in “The Adviser - Advisory Fees Paid to the Adviser” section of the SAI, the disclosure regarding the Fund’s contractual expense limit is hereby deleted and replaced with the following:

For the Small Cap Fund, the Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding distribution and/or service (12b-1) fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, dividend and interest expenses on securities sold short, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding the level set forth below (the “contractual expense limit”) until January 31, 2023. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2023.

Fund	Contractual Expense Limit
Small Cap Fund	1.25%[1]

1	Prior to February 1, 2022, the expense cap for the Small Cap Fund was 1.01%. Information regarding the prior expense cap for the Small Cap Predecessor Fund is set forth below.

In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point total annual fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAM-SK-004-0100

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